UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 5, 2019

Date of Report (Date of earliest event reported)

SANMINA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices, including zip code)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 5, 2019,  Sanmina Corporation (the “Company”) entered into Amendment No. 2 (the “Amendment”) to the Fourth Amended and Restated Credit Agreement dated as of November 30, 2018, as amended (the “Credit Agreement”) among the Company, the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and an Issuing Lender.

The Amendment provides that, upon satisfaction of certain conditions including the repayment in full of the Company’s 4.375% Senior Secured Notes due June 2019 (the “Senior Notes”), which the Company intends to repay using the proceeds of the delayed draw term loan provided for in the Credit Agreement, (i) the revolving commitments under the Credit Agreement will be increased by $200.0 million, for a total of $700.0 million in revolving commitments, and (ii) the accordion feature of the Credit Agreement will be reset so that the Company could obtain, subject to the satisfaction of specified conditions, additional revolving commitments in an aggregate amount of up to $200.0 million. The delayed draw term loan and the revolving commitments under the Credit Agreement expire on November 30, 2023.

Upon the repayment in full of the Senior Notes using the proceeds of the delayed draw term loan and the release of all liens securing the Senior Notes, the Company and the guarantors’ obligations under the Credit Agreement will be secured by substantially all of the assets (excluding real property) of the Company and the guarantors, subject to certain exceptions, and the Company and the guarantors will enter into the amended and restated security agreement attached to the Amendment.

The description of the Amendment contained herein is qualified in its entirety by reference to the text of the Amendment, which the Company will file as an exhibit to its quarterly report on Form 10-Q for the fiscal quarter ended June 29, 2019.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 hereof is incorporated by reference into this Item 2.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA CORPORATION

Date: April 11, 2019	By:	/s/ David R. Anderson
Name: David R. Anderson
Title: Executive Vice President and Chief Financial Officer